UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024

Athira Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39503	45-3368487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18706 North Creek Parkway, Suite 104
Bothell, WA 98011

(Address of principal executive offices, including zip code)

(425) 620-8501

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ATHA	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act). ☐

Item 8.01 Other Events.

On May 3, 2024, the United States District Court for the Western District of Washington (the “Court”) issued an order (the “Order”) providing for preliminary approval of a proposed settlement of the claims asserted nominally on behalf of Athira Pharma, Inc. (the “Company”) against the individual defendants named in the previously disclosed stockholder derivative actions entitled Bushansky v. Kawas et al., No. 2:22-cv-497 and Houlihan v. Kawas et al., No. 2:22-cv-620, pending before the Court in accordance with the Stipulation of Settlement and Release Agreement, dated March 15, 2024 (the “Stipulation”). The proposed settlement calls for the Company to adopt certain corporate governance reforms and pay lead plaintiffs’ attorney’s fees, litigation expenses, and lead plaintiff service awards. The Order set a final approval hearing for Thursday, July 18, 2024, at 10:30 am.

As required by the Order, the Company issued a press release providing notice of the Order, a copy of which is attached as Exhibit 99.1. The Company has also posted the (i) Zoom meeting information for the final approval hearing scheduled for July 18, 2024 at 10:30 a.m., (ii) a copy of the Stipulation, (iii) the Summary Notice of Proposed Settlement of Stockholder Derivative Action, and (iv) the Notice of Proposed Settlement of Derivative Actions, Final Approval Hearing, and Right to Appear, to the Investor Relations section of the Company’s website, which can be found at http://investors.athira.com/.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Athira Pharma, Inc. press release dated May 17, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Athira Pharma, Inc.

Date:	May 17, 2024	By:	/s/ Mark Litton
Mark Litton
President and Chief Executive Officer